Note 14 - Income Tax (Tables)	12 Months Ended
Dec. 31, 2015
Tables/Schedules
Schedule of Deferred Tax Assets and Liabilities

Net deferred tax assets consist of the following components as of December 31:

	2015	2014
Deferred Tax Assets:
NOL Carryover	$1,493,600	$188,900
Related-party accrual	-	500
Depreciation	300	1,500
Payroll accrual	6,000	-
Deferred tax liabilities:
Less valuation allowance	(1,499,900)	(190,900)
Net deferred tax assets	$-	$-

Schedule of Effective Income Tax Rate Reconciliation

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the period ended December 31, due to the following:

	2015	2014
Book Income (loss)	$(1,504,600)	$(583,800)
Meals and entertainment	1,600	1,000
Depreciation	(300)	(1,500)
Other nondeductible expenses	77,900	394,900
Payroll accrual	6,000
Related party accruals	(500)	500
Valuation allowance	1,419,900	188,900
	~	~